EXHIBIT 23(a)

                   ===========================================


INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of Silver Diner, Inc. on Form S-8 relating to the Silver Diner, Inc. Stock Option Plan, of our report dated March 8, 1999, appearing in the Annual Report on Form 10-K of Silver Diner, Inc. for the year ended January 3, 1999.


/s/ Deloitte & Touche LLP
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McLean , Virginia
July 30, 1999

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